SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2011

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On March 1, 2011 the registrant terminated its indenture agreement dated September 2, 2005 relating to its 8 7/8% Senior Subordinated Notes due 2013.  A copy of the termination of indenture agreement is attached hereto as Exhibit 99.2.

Item 8.01OTHER EVENTS.

On March 1, 2011, the registrant announced that it completed its call for redemption of all of the remaining $24,072,000 of its 8 7/8% Senior Subordinated Notes due 2013 on February 28, 2011.  A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(c)Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated March 1, 2011

99.2	Termination of Indenture dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Karen L. Howard
Name:	Karen L. Howard
Title:	Vice President and Chief Financial Officer(Principal Financial Officer)

Dated:  March 4, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated March 1, 2011

99.2	Termination of Indenture dated March 1, 2011